UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeanine M. Bajczyk
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: December 31, 2008

Date of reporting period: June 30, 2008

Item 1. Report to Stockholders.

CAPITAL ADVISORS
GROWTH FUND

Semi-Annual Report

June 30, 2008

CAPITAL ADVISORS GROWTH FUND

August 4, 2008

Dear Shareholder,

The U.S. stock market, as measured by the S&P 500 Index, recently posted its worst June performance since 1930, which contributed to a low-double-digit loss for the index through the first half of 2008.  Global economic growth slowed markedly in recent months, particularly in the U.S., where most economists now acknowledge that we have either entered, or are on the brink of recession.  The U.S. stock market officially marked “bear market” territory on July 2nd when both the S&P 500 Index and the Dow Jones Industrial Average closed more than 20% below their previous highs set on October 9, 2007.

Numerous factors have contributed to recent weakness in the economy and the stock market.  The surge in energy prices (oil is up over 100% in the past 12-months) hurts consumer spending and business cost structures.  Household net worth has been hit hard by the simultaneous bear markets in residential real estate and financial assets over the past year.  More recently, a rising trend in unemployment and a falling trend in business spending have added further stress to the economy.

The question most equity investors have at this point is “what should I do now?”  We wish to encourage Fund shareholders to think about this question from a risk-vs.-reward perspective.

The risk side of the question is “how much further might stocks drop?”  A recent analysis of nine bear markets since 1960 conducted by J.P. Morgan shows that in many cases, by the time the stock market has entered a “bear market” (defined as a 20% drop from a recent peak) most of the damage has been done.  As the table on the next page shows, in five of the nine bear markets since 1960 the final low for the cycle represented a peak-to-trough decline between -21.2% and -27.1%, while only one bear market (1973-74) produced a loss of more than 40%.  At the low for this cycle on July 15, 2008, the Dow was down -22.4% from its October high.

Using data from the table below as a guide, incremental downside from recent levels in the stock market might range from zero on the low side if the current cycle matches the 1990 bear market experience; up to -23% or greater on the high side if this cycle reaches the depths of the 1973-74 bear market.  This data also implies there is a better than 50-50 chance we might be within five percentage points of the low for this cycle (based on 5 of 9 historical cycles ending down 27.1% or better), and about a three-in-four chance we might be within 14 percentage points from the low (based on 7 of 9 cycles ending down 36.1% or better).

CAPITAL ADVISORS GROWTH FUND

Bear Market Cycles
Dow Jones Industrial Average
1961 - 2008

							Increase
							after
							1 year
							from
		High		Low	Duration	Decline	Bottom
	Beginning	Price	End	Price	(months)	(%)	(%)
1	12-13-1961	734.90	06-26-1962	535.76	6	-27.1	32.3
2	02-9-1966	995.14	10-07-1966	744.31	8	-25.2	25.4
3	12-3-1968	985.21	05-26-1970	631.15	17	-35.9	44.7
4	01-11-1973	1,051.69	12-06-1974	577.60	23	-45.1	41.8
5	09-21-1976	1,014.79	02-28-1978	742.12	17	-26.9	8.7
6	08-27-1981	1,024.05	08-12-1982	776.92	16	-24.1	51.4
7	08-25-1987	2,722.40	10-19-1987	1,738.74	2	-36.1	23.1
8	07-16-1990	2,999.75	10-11-1990	2,365.10	3	-21.2	25.9
9	01-14-2000	11,722.98	10-09-2002	7,286.27	33	-37.8	32.9
Current	10-9-2007	14,164.53	?	?	?	?	?

Source:  WSJ, Bloomberg, JPMorgan

The reward side of the question addresses potential upside in stocks during the recovery phase of bear market cycles.  The data above shows an average recovery for the nine bear markets since 1960 of +31.8% measured 12-months after the low for the cycle.  It is noteworthy that the higher recovery rates correlate with the worst bear markets, and vice versa, suggesting that even if the current bear market turns out to be worse than average, the potential for a better-than-average recovery phase might help to offset the damage.

Putting it all together, if we look at the average downside risk and recovery potential of the four “best” bear markets from the table above (1990, 1981, 1976 and 1961), it suggests incremental downside risk from the July 15, 2008 low could be minimal, with a historical average return recovery from the low of around 28%.

If we use an average of the four “worst” bear markets from the table above as a benchmark (1974, 2000, 1987 and 1968), incremental downside risk from the July 15, 2008 low would be around 16%, while implied historical recovery from the low is approximately 36%.  Remember too that these are 12-month recovery rates.  If the time horizon is extended two-to-three years beyond the low from past bear markets the average recovery rate improves substantially.

In either scenario described above – the best examples from history, or the worst – objective data from past bear markets suggests that investors should resist the temptation to significantly reduce their exposure to stocks at this stage in the cycle.

Is this a “Normal” Bear Market, or a Whopper?

In spite of encouraging data regarding the recovery potential of stocks coming out of past bear markets, it must be said that there is a very material difference between losing an incremental 3-5% in stocks from recent levels, vs. losing another 15-20% before the recovery process begins.  So which kind of bear market are we facing today, a “good” one, or a bad one?

CAPITAL ADVISORS GROWTH FUND

The Case for a “Good” Bear Market…

The case for a “good” bear market is best summarized by economist, Horace W. Brock of Strategic Economic Decisions, Inc.  Dr. Brock’s “Macro Stability Hypothesis” points to seven structural changes in the global economy over the last century (many of which have seen the greatest magnitude of change in the last 20-years) to make the U.S. economy 80% less risky than it used to be, as measured by decade-by-decade standard deviations in GDP growth, consumption growth and household income growth.  These seven structural changes include:

1)	Stabilization of the manufacturing sector through technology improvements

2)	A shift in the employment composition away from manufacturing to the more stable service sector

3)	Less correlation between the various sub-sectors of the economy

4)	A material increase in state and federal entitlement programs (i.e. Social Security, disability insurance, etc.) which provide much of the population with a stable income stream

5)	An increasing prevalence of two-income households (from 4% to roughly 75% of the population) which has stabilized family income

6)	Globalization, which has diversified corporate revenues

7)	Vastly improved fiscal and monetary policy among central bankers worldwide

To the extent that these structural forces might contribute to a less severe economic contraction during the current business cycle relative to the worst examples from history, we believe other factors might support a less severe stock market contraction as well.  These factors include 1) a considerable amount of cash on the sidelines today as a percentage of total stock market value; 2) limited alternative investment opportunities (i.e. yields are low for bonds and money market instruments, while risks seem high in real estate and “alternatives” like private equity and many hedge fund strategies); 3) valuation in the stock market seems reasonable, if not low, in relation to interest rates; 4)  the 20% decline in stocks since October might have already “priced-in” a good deal of negative news.

The Case for a Bad Bear Market…

The most important variable that seems to have divided the mild from the monstrous in past bear markets is inflation.  All bear markets involve a valuation correction of some magnitude as stock prices adjust to deteriorating company fundamentals (usually triggered by an economic contraction), but the big ones, particularly the -45% bear market of 1973-74, dealt with material increases in inflation and/or interest rates in addition to the normal drag of a valuation contraction.  So the variable we are watching most carefully to handicap the odds of a more severe bear market this time around is inflation.

At this point inflation seems headed down one of two paths.  The more benign path for inflation would involve a one-time jump in the general price level as the impact of

CAPITAL ADVISORS GROWTH FUND

recently surging commodity prices filters through the broader economy, followed by a leveling off in the rate-of-change of inflation after commodity prices stabilize (even if stabilization occurs at price levels that seem high relative to a few years ago).  Remember, for example, that the energy component of inflation (as one important example) will surge during months in which the trailing year-over-year increase in oil is 50%-100%, but even if oil stays at $145 per barrel forever from here, in a few months the year-over-year comparisons would reduce to zero.

Any stabilization in commodity prices, or better yet an outright decline, should improve the inflation outlook substantially, provided that wages haven’t begun their own lurch higher in the interim…Which leads to the second possible path for the inflation outlook – the emergence of wage-rate inflation that might shift the expectation for the overall inflation rate from a one-off rise, to something more enduring, and much more damaging to the near-term outlook for the stock market.

The Potential/Historical Benefit of Cash Reserves…

Uncertainty about the inflation outlook (and by extension, the likelihood of a mild bear market vs. a monster) provides the rationale for above-average cash reserves in the Fund, which we have maintained since August of last year.  The Fund closed the second quarter with 12.8% of its assets in cash reserves.  The Fund’s cash position has ranged between 10% and 17% of assets since August.

This cash reserve has helped to cushion the downside from the stock market’s slide up to this point, but we are far more enthusiastic about this liquidity for its ability to pay for new purchases in the stock market at bargain prices during the remainder of this bear market cycle, however long that may be.

FUND HOLDINGS

The ten largest holdings in the Fund as of June 30, 2008 were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Burlington Northern	6,965	$ 81.46	$ 99.89	5.34%
J.P. Morgan Chase	16,870	43.15	34.31	4.44
ITT Industries	8,480	58.70	63.33	4.12
Schlumberger	4,700	95.86	107.43	3.87
American Express	13,400	57.51	37.67	3.87
Google	950	374.18	526.42	3.84
Capital One Financial	11,400	48.77	38.01	3.32
Genentech	5,700	67.33	75.90	3.32
Yum Brands	12,150	32.82	35.09	3.27
Emerson Electric	8,300	38.46	49.45	3.15

Of the 31 common stocks held by the Fund as of June 30, 2008, the 10 largest holdings represented 38.54% of total assets.

CAPITAL ADVISORS GROWTH FUND

PERFORMANCE

The following data summarizes the Fund’s performance over various holding periods in comparison to relevant benchmarks:

Periods Ending June 30, 2008

		Russell 1000
	Fund	Growth	S&P 500
6-Months	(13.09)	(9.06)	(11.91)
12-Months	(9.98)	(5.96)	(13.12)
3-Years	4.83	5.91	4.41
5-Years	7.97	7.32	7.58
Inception	(2.87)	(3.84)	0.06
(12-31-99)

Gross Expense Ratio: 1.91%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data to the most recent month end may be obtained by calling 1-866-205-0523.

PURCHASE and SALES

A few of the larger positions added to the Fund since the year-end report included Accenture, Genworth Financial, Intel, and UnitedHealth Group.

The Fund was far more active on the sell-side during the first half of 2008.  Several positions in the Fund were reduced during the period, while 11 stocks were sold completely, including Abercrombie & Fitch, AT&T, Autodesk, Bank of America, Devon Energy, Ebay, Occidental Petroleum, Principal Financial, Time Warner, Whole Foods Market, and XTO Energy.

NEW PURCHASES

Accenture (Ticker: ACN)

Accenture is one of the world’s leading management consulting, technology service and outsourcing organizations with approximately 170,000 employees; offices and operations in more than 150 cities in 49 countries; and revenues of close to $20 billion last year. The business is structured into five operating groups – Communications & High Tech; Financial Services; Products; Resources and Public Service – which together encompass 17 industry groups that serve clients in major industries around the globe.  Roughly 60% of the Company’s revenues come from outside North America, including an increasing presence in the high-growth Asia Pacific region.

We believe that as Fortune 500 companies continue to expand outside of North America Accenture should be a key partner and their services should receive a larger portion of IT budgets.  We also believe many foreign companies might look to Accenture’s expertise to help them become more competitive globally.  The Company has been very active in building its Global Delivery Network by opening locations in

CAPITAL ADVISORS GROWTH FUND

Eastern Europe, China, India and the Philippines.  Accenture has hired 71,000 people in these locations to support this network.  Surprisingly, Accenture’s competition has not pursued a similar strategy to date.  We see two key advantages to this strategy: 1.) The Company should continue to lower its overall cost structure which is already close to parity with its offshore peers (35% of billable employees are in the lower-cost countries); and 2.) Countless global corporations have moved their manufacturing and service units to these countries to take advantage of significantly lower labor costs.  Accenture should be a logical choice for companies looking to set up operations in those countries where they already have a strong presence.

Genworth Financial (Ticker:  GNW)

Genworth is a leading financial security company providing a range of products including life insurance, payment protection, retirement products, long-term care, credit insurance and mortgage insurance.  The Company was spun-off from General Electric in 2004 at an initial price of $19.50.  Genworth operates in more than 25 countries with international sales representing approximately 35% of total revenue.  The Company consistently ranks highly in all the markets in which it competes.

We believe Genworth’s recent stock price represents a compelling entry point into what we believe is a world-class company.  At its recent quote near $17 per share Genworth stock commands just 55% of the company’s current book value.  The primary reason for the discount is likely tied to investor concerns about Genworth’s domestic mortgage insurance business, which accounts for 7% of total company revenue.  Even though we believe Genworth’s mortgage insurance unit should survive, and eventually thrive, once the depression in the housing market subsides, we also believe the stock would be a bargain even if the mortgage insurance unit has no value!

We use Price-to-Book as our primary valuation marker for Genworth (customary for its industry).  We conservatively estimate Genworth’s book value is between $23 and $29 per share today, depending on the ultimate magnitude of any potential write-offs to equity capital.

Intel (Ticker:  INTC)

Intel is the world’s largest semiconductor chip company. The Company develops and manufactures microprocessors, chipsets and motherboards for personal computers and servers.  Intel dominates the roughly $30 billion computer processor market with approximately 75% market share. The Company should be a primary beneficiary of a multitude of attractive global secular growth trends that will require more “chips” including the continued growth of devices used to access the Internet (only 20% worldwide penetration), the explosion of mobile devices that require enhanced media functionality (i.e. GPS, WiFi, Internet access, video), the emerging market’s need for computers/mobile devices (Gartner predicts 16% PC consumption growth in emerging markets in 2009) and the ongoing replacement cycle (IDC estimates of the 1.1 billion PC’s installed around the world 500 million are three years or older) that is required to run the more advanced applications/richer media of today.

CAPITAL ADVISORS GROWTH FUND

While management expects their core market (CPU’s for PC’s, workstations & servers) to grow at an attractive low double-digit growth rate in the coming years, our excitement for owning Intel rests on the considerable growth outside of its core markets which we believe should lead to sizeable earnings growth that is significantly underestimated by Wall Street.  After years of underwhelming product innovation, the Company has introduced what could be their most successful platform yet with the development of their second family of microprocessors, known by the name Silverthorne. This product family is built under the same platform (x86 architecture) as their PC microprocessors allowing the Company to consolidate their design, manufacturing and research & development efforts under one umbrella which should lead to notable cost savings. Substantial improvements have been made with these microprocessor chips around power efficiency, performance, size, cost and capabilities which have allowed, for the first time, this technology to be made available for a new class of devices/markets that from a technological and profitability standpoint were previously not feasible. These new products categories include low-cost (under $300) desktops/mobile PCs, mobile communications devices, consumer electronics products and “programmable” chips for industrial applications. These markets (estimated at $40 billion) could double the potential addressable market for Intel chips going forward. We expect the Company to eventually replicate the same competitive advantages they enjoy in the PC chip market in these new markets and capture significant market share.

UnitedHealth Group (Ticker: UNH)

UnitedHealth is a national diversified health services provider targeting all end markets for health benefits, including commercial and government customers.  The Company services approximately 70 million Americans and consists of the following five business segments: United Healthcare (provides health plans for public/commercial sector in the Midwest, Southwest and Northwest), Ovations (provides health plans for senior citizens), Uniprise (provides health benefits management/administration to corporations), Specialized Care Services (made up of eight businesses including behavioral health, dental, and vision), and  Igenix (a health care information technology and information subsidiary).

UnitedHealth was sold from the Fund in late January at around $50 a share due to a lackluster fourth quarter, weakening fundamentals and our expectation of limited upside in the share price from that level.  In early March a number of companies within the health insurance industry forewarned that earnings would be under pressure due to a number of headwinds including higher than expected medical costs, lower than expected fully insured enrollment and a challenging economic environment. These warnings resulted in significant share price declines across the industry. This steep share price decline in UnitedHealth created an opportunity to re-establish a position in the stock in the low $30 range.

This share price in the low-$30s represented a significant valuation discount to the S&P 500 Index as measured by price-to-earnings ratio, which we believed was unwarranted considering the company’s earnings growth which is expected to be 2x to 3x faster than the overall market. We believe this valuation discount can be

CAPITAL ADVISORS GROWTH FUND

eliminated in the coming years as UnitedHealth should be a key participant in any new healthcare initiative (regardless of political party or candidate) due to their existing infrastructure, operating expertise, focus on cost reduction, use of technology, preventative care and customer service, all of which serves to lower the cost of healthcare.

OUTLOOK

Our strategy in the stock market continues to be to invest in larger companies that exhibit sound financial strength, sustainable competitive advantages, excellent management, and exposure to higher growth international markets.  We continue to believe that valuations remain attractive in the large-cap sector of the stock market today, especially in relation to many alternative asset classes.

Our strategy of holding higher-than-average cash reserves for most of the past year has been appropriate, and should enable us to add new stock positions in coming months at the kinds of bargain prices that only emerge during bear market cycles.

We have been accumulating stocks in the financial sector since the fourth quarter of last year.  A strong rally in financial stocks from mid-March to early May benefited the Fund’s performance temporarily, while the severe pull-back in financial stocks in May and June hurt the Fund’s performance for the second quarter as a whole.  Despite their volatility during this uncertain time, we remain optimistic about the long-term outlook for the financial stocks we own because our cost in these positions seems more than fair relative to the “normalized” earning power of these companies once the economy and the credit markets stabilize in the future.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Channing S. Smith, CFA
Chief Investment Officer/Portfolio Manager	Portfolio Manager
Capital Advisors Growth Fund	Capital Advisors Growth Fund
President & CEO, Capital Advisors, Inc.	Vice President, Capital Advisors, Inc.

Investment performance reflects voluntary fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Channing S. Smith, and are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

CAPITAL ADVISORS GROWTH FUND

The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.

The Russell 1000 Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.  Indices are not available for direct investment and do not incur expenses.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.

Growth stocks typically are more volatile that value stocks, however, value stocks have a lower expected growth rate in earnings and sales.  The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The term “price-earnings ratio (”P/E“)”, when used in this letter, refers to a frequently utilized metric for measuring valuation in the stock market.  A stock with a high P/E ratio might be considered expensive relative to a stock with a low P/E ratio.  The figure is calculated by dividing a company’s stock price by its earnings per share.

The term “price-to-book ratio”, when used in this letter, refers to a frequently utilized metric for measuring valuation in the stock market.  A stock with a high price-to-book ratio might be considered expensive relative to a stock with a lower price-to-book ratio.  The figure is calculated by dividing a company’s stock price by its book value per share.

Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC. 08/08

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/08 – 6/30/08).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.50% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CAPITAL ADVISORS GROWTH FUND
EXPENSE EXAMPLE at June 30, 2008 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/08	6/30/08	1/1/08 – 6/30/08*
Actual	$1,000.00	$ 869.20	$6.95
Hypothetical (5% return	$1,000.00	$1,017.36	$7.50
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS – June 30, 2008 (Unaudited)

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited)

Shares	COMMON STOCKS - 87.31%	Value
	Air Freight & Logistics - 2.72%
4,500	FedEx Corp.	$354,555

	Biotechnology - 3.32%
5,700	Genentech, Inc.*	432,630

	Capital Markets - 2.29%
9,400	Merrill Lynch & Co., Inc.	298,074

	Communications Equipment - 5.34%
15,000	Cisco Systems, Inc.*	348,900
7,800	QUALCOMM, Inc.	346,086
		694,986

	Computers & Peripherals - 2.59%
22,950	EMC Corp.*	337,135

	Consumer Finance - 7.21%
13,400	American Express Co.	504,778
11,400	Capital One Financial Corp.	433,314
		938,092

	Diversified Financial Services - 4.45%
16,870	JPMorgan Chase & Co.	578,810

	Electrical Equipment - 3.15%
8,300	Emerson Electric Co.	410,435

	Energy - 2.69%
6,750	Marathon Oil Corp.	350,122

	Energy Equipment & Services - 3.88%
4,700	Schlumberger Ltd.#	504,921

	Financial Services - 2.70%
10,800	Brookfield Asset Management, Inc. - Class A#	351,432

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Shares		Value
	Health Care Providers & Services - 1.72%
8,550	UnitedHealth Group, Inc.	$224,437

	Hotels, Restaurants & Leisure - 4.96%
2,700	Wynn Resorts, Ltd.	219,645
12,150	Yum! Brands, Inc.	426,344
		645,989

	Household Products - 2.10%
4,500	Procter & Gamble Co.	273,645

	Industrial Conglomerates - 2.52%
12,310	General Electric Co.	328,554

	Information Retrieval Services - 3.84%
950	Google, Inc. - Class A*	500,099

	Insurance - 5.87%
13,900	American International Group, Inc.	367,794
22,290	Genworth Financial, Inc. - Class A	396,985
		764,779

	IT Services - 2.77%
8,850	Accenture Ltd. - Class A#	360,372

	Machinery - 4.13%
8,480	ITT Corp.	537,038

	Media - 1.50%
6,250	The Walt Disney Co.	195,000

	Oil & Gas - 1.92%
4,300	Suncor Energy, Inc.#	249,916

	Pharmaceuticals - 4.20%
4,800	Genzyme Corp.*	345,696
3,640	Novartis AG - ADR	200,346
		546,042

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2008 (Unaudited), Continued

Shares		Value
	Road & Rail - 5.34%
6,965	Burlington Northern Santa Fe Corp.	$695,734

	Semiconductor & Semiconductor Equipment - 2.64%
16,000	Intel Corp.	343,680

	Specialty Retail - 1.92%
17,590	CarMax, Inc.*	249,602

	Technology/Hardware - 1.54%
1,200	Apple, Inc.*	200,928

	Total Common Stocks (Cost $12,190,654)	11,367,007

	SHORT-TERM INVESTMENTS - 12.80%
1,667,098	SEI Daily Income Trust Government Fund
	(Cost $1,667,098)	1,667,098
	Total Investments in Securities
	(Cost $13,857,752) - 100.11%	13,034,105
	Liabilities in Excess of Other Assets - (0.11)%	(13,955)
	Net Assets - 100.00%	$13,020,150

*  Non-income producing security.
#  U.S. traded security of a foreign issuer.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2008 (Unaudited)

ASSETS
Investments in securities, at value
(identified cost $13,857,752)	$13,034,105
Receivables
Dividends and interest	12,027
Fund shares sold	10,781
Prepaid expenses	12,199
Total assets	13,069,112

LIABILITIES
Payables
Due to advisor	2,271
Fund shares redeemed	19,712
Audit fees	8,603
Shareholder reporting	3,239
Transfer agent fees and expenses	3,858
Fund accounting fees	3,375
Distribution fees	2,859
Administration fees	2,459
Custody fees	835
Chief Compliance Officer fee	1,516
Accrued other expenses	235
Total liabilities	48,962

NET ASSETS	$13,020,150

Net asset value, offering and redemption price per share
[$13,020,150 / 833,924 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$15.61

COMPONENTS OF NET ASSETS
Paid-in capital	$18,431,957
Undistributed net investment loss	4,412
Accumulated net realized loss on investments	(4,592,572)
Net unrealized depreciation on investments	(823,647)
Net assets	$13,020,150

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the six months ended June 30, 2008 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of $1,338)	$87,597
Interest	23,149
Total income	110,746

Expenses
Advisory fees (Note 3)	53,167
Distribution fees (Note 4)	17,722
Administration fees (Note 3)	14,928
Fund accounting fees (Note 3)	10,316
Transfer agent fees and expenses (Note 3)	9,246
Audit fees	8,603
Legal fees	8,462
Shareholder reporting	3,811
Registration fees	3,383
Trustee fees	3,333
Miscellaneous fees	3,163
Chief Compliance Officer fee (Note 3)	3,032
Custody fees (Note 3)	2,287
Total expenses	141,453
Less: advisory fee waiver (Note 3)	(35,119)
Net expenses	106,334
Net investment income	4,412

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain from investments	746,865
Net change in unrealized depreciation on investments	(2,739,870)
Net realized and unrealized loss on investments	(1,993,005)
Net Decrease in Net Assets
Resulting from Operations	$(1,988,593)

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2008	Year Ended
	(Unaudited)	December 31, 2007
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$4,412	$(23,532)
Net realized gain from investments	746,865	2,454,721
Net change in unrealized depreciation
on investments	(2,739,870)	(607,712)
Net increase/(decrease) in net assets
resulting from operations	(1,988,593)	1,823,477

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(419,124)	(2,646,167)
Total decrease in net assets	(2,407,717)	(822,690)

NET ASSETS
Beginning of period	15,427,867	16,250,557
End of period	$13,020,150	$15,427,867
Includes undistributed net
investment income of	$4,412	$—

(a) A summary of share transactions is as follows:

	Six Months Ended
	June 30, 2008		Year Ended
	(Unaudited)		December 31, 2007
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	32,397	$547,929	131,945	$2,309,154
Shares redeemed	(57,348)	(967,053)	(295,351)	(4,955,321)
Net decrease	(24,951)	$(419,124)	(163,406)	$(2,646,167)

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	Six Months
	Ended
	June 30,
	2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Net asset value,
beginning of period	$17.96		$15.90	$14.87	$14.11	$12.54	$9.42
Income from
investment operations:
Net investment
income/(loss)	0.01		(0.03)	(0.06)	(0.12)	(0.08)	(0.08)
Net realized and
unrealized gain/(loss)
on investments	(2.36)		2.09	1.09	0.88	1.65	3.20
Total from investment
operations	(2.35)		2.06	1.03	0.76	1.57	3.12
Net asset value,
end of period	$15.61		$17.96	$15.90	$14.87	$14.11	$12.54

Total return	(13.09	%)**	12.96%	6.93%	5.39%	12.52%	33.12%

Ratios/supplemental data:
Net assets, end
of period (thousands)	$13,020		$15,428	$16,251	$16,759	$16,535	$14,309
Ratio of expenses to
average net assets:
Before expense
reimbursement	1.99	%*	1.89%	1.88%	1.88%	1.86%	2.10%
After expense
reimbursement	1.50	%*	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment
income/(loss) to average
net assets:
Before expense
reimbursement	(0.43	%)*	(0.54%)	(0.72%)	(1.18%)	(0.96%)	(1.38%)
After expense
reimbursement	0.06	%*	(0.15%)	(0.34%)	(0.80%)	(0.60%)	(0.78%)
Portfolio turnover rate	29.91	%**	78.78%	72.95%	80.37%	73.38%	58.95%

*	Annualized
**	Not Annualized

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2008 (Unaudited)

NOTE 1 - ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.  The Fund began operations on January 1, 2000.  The investment objective of the Fund is to seek long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume, and news events.  Short-term investments are valued at amortized cost, which approximates market value.  Investments in other mutual funds are valued at their net asset value.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective with the beginning of the Fund’s fiscal year.  SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.  See note 6 – Summary of Fair Value Exposure for more information.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2008 (Unaudited), Continued

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Effective June 29, 2007, the Fund adopted FIN 48.  Management reviewed the tax positions in the open years 2004 to 2007 and determined that the implementation of FIN 48 had no impact on the Fund’s net assets or results of operations.

C.
Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.   The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2008 (Unaudited), Continued

E.
Redemption Fee: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held for less than 7 days.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

G.
New Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.  Management is currently evaluating the implications of SFAS 161.  The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

NOTE 3 -	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 2008, Capital Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund.  For the six months ended June 30, 2008, the Fund incurred $53,167 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.50% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2008 (Unaudited), Continued

the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended June 30, 2008, the Advisor reduced its fees in the amount of $35,119; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $157,434 at June 30, 2008.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2009	$63,489
2010	58,826
2011	35,119
$157,434

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

For the six months ended June 30, 2008, the Fund incurred $14,928 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the six months ended June 30, 2008, the Fund incurred $10,316, $5,968, and $2,287 in fund accounting, transfer agency, and custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2008 (Unaudited), Continued

For the six months ended June 30, 2008, the Fund was allocated $3,032 of the Chief Compliance Officer fee.

NOTE 4 - DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  For the six months ended June 30, 2008, the Fund paid the Distribution Coordinator  $17,722.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2008, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $3,740,502 and $4,937,287, respectively.

NOTE 6 - SUMMARY OF FAIR VALUE EXPOSURE

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2008 (Unaudited), Continued

The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2008:

		Fair Value Measurements at Reporting Date Using
		Quoted Prices in	Significant Other	Significant
		Active Markets for	Observable	Unobservable
		Identical Assets	Inputs	Inputs
Description	Total	(Level 1)	(Level 2)	(Level 3)
Assets:
Securities	$13,034,105	$13,034,105	$—	$—
Total	$13,034,105	$13,034,105	$—	$—

NOTE 7 - INCOME TAXES

As of December 31, 2007, the Fund’s most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$13,858,229
Gross tax unrealized appreciation	$2,345,388
Gross tax unrealized depreciation	(429,165)
Net tax unrealized appreciation	$1,916,223
Undistributed ordinary income	$—
Undistributed long-term capital gain	—
Total distributable earnings	$—
Other accumulated gains/losses	$(5,339,437)
Total accumulated earnings/(losses)	$(3,423,214)

The Fund had a capital loss carryforward of $5,339,437 which expires as follows:

Year	Amount
2010	$(5,043,096)
2011	(296,341)
$(5,339,437)

During the year ended December 31, 2007, the Fund utilized capital loss carryforwards of $2,454,721.  There were no distributions paid during the six months ended June 30, 2008 and the year ended December 31, 2007.

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at June 30, 2008 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2008

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0523.

Advisor
Capital Advisors, Inc.
2200 South Utica Place, Suite 150
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, New York 10022-3205

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.  The nominating committee recently approved a nominating committee charter, however, the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees did not change.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date   9/4/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date   9/4/08

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date   9/4/08

* Print the name and title of each signing officer under his or her signature.